UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2015 (April 15, 2015)

WesBanco, Inc.
 (Exact name of registrant as specified in its charter)

West Virginia	000-08467	55-0571723
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1 Bank Plaza, Wheeling, WV	26003
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (304) 234-9000

Former name or former address, if changed since last report  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Director retirement:

The terms as members of the WesBanco Board of Directors for Ray A. Byrd, age 70, lawyer, manager and member of Schrader Byrd & Companion, PLLC and John W. Fisher, II, age 72, Professor of Law and former Dean of the College of Law at West Virginia University  have expired as of the Annual Meeting of Stockholders held on April 15, 2015.  Both Directors are retiring from the Board because they are not eligible under the Corporation’s Bylaws to stand for re-election due to the age 70 limitation as of the date of re-election, and not as a result of any disagreement with the Company.  Mr. Byrd’s service on the Board began in 1977, and Mr. Fisher’s service commenced in 2007.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 15, 2015, the Annual Meeting of the Stockholders of WesBanco, Inc. was held in Wheeling, WV. The following directors were elected to the Board of Directors for a term of three years expiring at the Annual Stockholders’ Meeting in 2018:

	For	Withheld	Non Votes
Ernest S. Fragale	27,802,566	529,808	4,010,836
D. Bruce Knox	27,341,971	990,403	4,010,836
Ronald W. Owen	27,844,588	487,786	4,010,836
Reed J. Tanner	27,756,877	567,585	4,010,836
Charlotte A. Zuschlag	27,281,149	1,044,020	4,010,836

In addition to voting to elect the aforementioned directors, WesBanco’s stockholders approved an amendment to WesBanco’s Articles of Incorporation increasing the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares.  The results of the vote were as follows:

	For	Against	Abstain	Non Votes
Vote to increase authorized shares from 50,000,000 to 100,000,000	27,431,570	4,685,974	225,666	0

WesBanco’s stockholders also approved an advisory (non-binding) proposal on WesBanco, Inc.’s executive compensation paid to WesBanco’s named executive officers.  The results of the vote were as follows:

	For	Against	Abstain	Non Votes
Advisory vote to approve WesBanco, Inc.'s executive compensation	26,305,004	1,596,655	430,715	4,010,836

Finally, WesBanco’s stockholders approved an advisory (non-binding) proposal ratifying the appointment of Ernst & Young, LLP as WesBanco’s independent registered public accounting firm for the fiscal year ending December 31, 2015.  The results of the vote were as follows:
	For	Against	Abstain	Non Votes
Advisory vote to appoint independent registered public accounting firm	32,063,113	184,725	93,498	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WesBanco, Inc.
(Registrant)

Date: April 17, 2015	/s/ Robert H. Young
Robert H. Young
Executive Vice President and
Chief Financial Officer